UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2011

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01       Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           As previously reported in the Current Report of BMB Munai, Inc. (the “Company”) on Form 8-K filed with the Securities and Exchange Commission on September 23, 2011, the delisting of the Company’s common stock from the NYSE Amex will become effective following the close of business on September 29, 2011.  The Company’s common stock will be quoted over-the-counter on the OTCQB beginning on September 30, 2011 under the stock symbol “BMBM”.    While the Company’s common stock may be quoted on the OTCQB, there can be no assurance that a market for the Company's common stock will develop on the OTCQB or otherwise.

Item 8.01       Other Events.

The board of directors of the Company has declared a cash distribution of $1.04 per share, which will be payable on October 24, 2011 to the common stockholders of record on October 10, 2011.  This initial cash distribution is the first of two anticipated cash distributions to the Company’s common stockholders from the proceeds of the sale of the Company’s operating subsidiary, Emir Oil, LLP, to a wholly-owned subsidiary of MIE Holdings Corporation (HKEx: 1555) (the “Sale”).  The initial distribution amount was determined after giving effect to the estimated closing adjustments and escrow amount and the repayment of the Company's 10.75% Convertible Senior Notes and after providing for the payment of or reserve for other anticipated liabilities and transaction costs.

The Company intends to make a second distribution to stockholders that could range up to approximately $0.30 per share following termination of the escrow on the first year anniversary of the closing date, subject to the availability of funds to be released from the escrow, actual costs incurred and other factors.

On September 29, 2011, the Company issued a press release announcing the initial cash distribution. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking” statements regarding cash distributions from the Sale proceeds and the quotation of its common stock on the OTCQB. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business and regulatory risks and factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01       Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated September 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: September 29, 2011	By:	/s/ Askar Tashtitov
Askar Tashtitov
President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated September 29, 2011